Summary Prospectus March 1, 2018 AC Alternatives® AC Alternatives® Long Short Fund
Investor Class: ALEVX I Class: ALEJX	Y Class: ALYEX A Class: ALEQX	C Class: ALEHX R6 Class: ALEDX R Class: ALEWX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated March 1, 2018 (as supplemented at the time you receive this summary prospectus). as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated October 31, 2017. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks to provide capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 19 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I1	Y	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None²	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R6
Management Fee	2.40%	2.20%	2.05%	2.40%	2.40%	2.40%	2.05%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Dividends on Short Sales	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%
Broker Fees and Charges on Short Sales	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Other	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.84%	2.64%	2.49%	3.09%	3.84%	3.34%	2.49%
Fee Waiver[3]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses After Fee Waiver	2.59%	2.39%	2.24%	2.84%	3.59%	3.09%	2.24%

[1]	Prior to April 10, 2017, this class was referred to as the Institutional Class.

[2]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[3]
The advisor has agreed to waive 0.25 percentage points of the fund’s management fee. The advisor expects this waiver to continue until February 28, 2019, and cannot terminate it prior to such date without the approval of the Board of Directors.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases of Investor, I or Y Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$263	$858	$1,478	$3,142
I Class	$243	$798	$1,379	$2,949
Y Class	$228	$753	$1,304	$2,802
A Class	$846	$1,453	$2,083	$3,758
C Class	$363	$1,151	$1,957	$4,044
R Class	$313	$1,006	$1,720	$3,606
R6 Class	$228	$753	$1,304	$2,802
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 314% of the average value of its portfolio.
Principal Investment Strategies
The fund pursues its investment objective by combining several long and short equity-oriented investment strategies in the pursuit of returns with lower correlation to the traditional equity markets. This alternative approach seeks to provide less volatility than traditional equity investments over a full market cycle.

A full market cycle is a period of time that contains a wide variety of market environments. The financial markets are inherently cyclical and each market cycle has defined parts or stages, the most basic of which are bear market, recovery and bull market.

American Century Investment Management, Inc. (the advisor) utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. The advisor uses a flexible and opportunistic investment strategy that allocates assets among subadvisors with expertise in various investment strategies, and supplements those strategies with its own direct investment management and hedging strategies. The advisor also provides tactical allocation of assets among the various subadvisors and a framework for the risk management and investment monitoring of the fund. The advisor has engaged Perella Weinberg Partners Capital Management LP (PWP) as a consultant to the advisor. In this role, PWP will provide the advisor with information regarding its views with respect to investment managers, views on portfolio allocation and alternative investment strategies, and general market insights. PWP will not have investment discretion with respect to the fund and will not provide advisory services to the fund.
The advisor may allocate assets to subadvisors employing all or a subset of the investment strategies described below at any given time, and may change allocations from time to time in its discretion.
The fund’s principal investment strategies include:

•
Long-only equity strategies involve buying, or taking long positions, in equity investments. These strategies may differ from traditional long-only strategies by providing the subadvisor more flexibility with respect to certain factors such as position concentration, sector and country weights, style and market capitalization.

Equity investments include common stock, preferred stock, equity-equivalent securities, such as convertible securities and derivative instruments that give exposure to equities such as stock futures contracts or stock index futures contracts, equity options and swaps on equities.

•
Long/short equity strategies involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity investments. These strategies may take both long and short positions in equities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the subadvisor believes the securities are likely to increase or decrease in value, respectively. A subadvisor buys, or takes long positions in, equity investments it has identified as undervalued and takes short positions in equity investments that it has identified as overvalued or believes will decline in value.

•
Event driven strategies seek to achieve gains from market movements in security prices caused by specific corporate or market events (or prospective events) or changes in perceived relative value in a security. Examples of corporate events include mergers, acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings and reorganizations.

•
Global macro strategies seek to profit from the movement of the prices of securities across asset classes. These strategies generally focus on macro-economic opportunities across numerous financial markets and geographies. Strategies may utilize tactical trend-based models to allocate assets on both the long and short sides to a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities, often through the use of derivatives, such as futures, options or swaps.

•
Trading oriented strategies may involve a variety of investment styles seeking to identify short or long-term trading opportunities, including analyzing market themes and trends and other technical factors.

•
Fund overlay strategies are utilized by the advisor to manage liquidity, hedging and overall thematic exposure of the fund. The advisor utilizes investments in certain securities, including but not limited to, exchange traded funds, futures, options, and swaps with the intention of exploiting market opportunities, managing inflows and outflows of fund assets and/or hedging against certain risks identified by the advisor.

When the fund takes a long position, it purchases a security outright. When the fund takes a short position, it sells a security it does not own at the security’s current market price, in anticipation that the price will go down in the future. To complete the short sale transaction, the fund buys the same security in the market and returns it to the lender. The fund makes money when the price of the borrowed security goes down and the fund is able to replace it for a lower price than it realized in the earlier sale. However, if the price of the security goes up after the initial short sale, the fund will lose money when it closes out the short sale transaction.
Subadvisors may use quantitative and/or fundamental investment strategies when selecting securities for the fund. In addition to positions in individual securities, the fund may allocate investments, long or short, to exchange-traded funds (ETFs) or other securities that provide exposure to certain market or sector indices. The fund may invest in securities of foreign companies, including companies located in emerging markets, when these securities meet a manager’s standards of selection. The fund also may use foreign currency exchange contracts in order to shift investment exposure from one currency into another for hedging purposed or to enhance returns.
The fund is currently authorized to utilize the following investment strategies:

Investment Strategy	Advisor / Subadvisor Employing Strategy
Long/Short Equity	Columbia Management Investment Advisers, LLC
Sirios Capital Management, L.P.
Three Bridges Capital, LP
Overlay and Trading Strategies	American Century Investment Management, Inc.
The advisor identifies subadvisors, using various selection criteria, which include investment capability, alignment with fund objectives, ability to compliment the styles of other subadvisors to achieve the fund’s objective and other factors. The advisor will then determine which subadvisor changes are recommended to the fund’s board of directors for approval. In making allocation decisions regarding subadvisors, the advisor performs due diligence on both investment and general business aspects of the subadvisor. The advisor’s analysis considers, among other factors, the manager’s investment philosophy and process, historical track record, infrastructure, risk management capabilities, and organizational stability. The advisor also considers the outlook for the subadvisor’s investment strategy given current and future capital market and economic conditions. The advisor may decide to terminate a subadvisor allocation or investment strategy when it no longer believes the subadvisor can contribute favorably towards our overall desired risk and return profile for the fund. Such decisions could be based on a change in current or expected capital market and economic conditions, key employee turnover, or a change in the manager’s investment or risk management process, or organizational stability, among other factors. In its consulting role, PWP, if requested by the advisor, may provide its views with respect to hiring, terminating or replacing subadvisors from time to time.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
Principal Risks

•
Allocation Risk - The fund’s exposure to different securities or asset classes may vary from the intended allocation or may not be optimal for market conditions at a given time. The fund is actively managed and allocation decisions will be based on the advisor’s and subadvisors’ judgment about markets, volatility, interest rates, or the potential increase in value of particular investments or assets. There is no guarantee that the advisor’s and subadvisors’ decisions will produce the desired results.

•
Convertible Securities Risk - The fund may invest in convertible securities, which may be affected by changes in interest rates, the credit of the issuer and the value of the underlying common stock. In addition, because these securities are convertible into common stock, they are subject to general stock market risk, though to a lesser degree.

•	Counterparty Risk - If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties to such contracts.

•
Derivatives Risk - The use of derivative instruments, such as futures, options and swaps, involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including leverage, liquidity, interest rate, market, credit, counterparty and correlation risk. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the fund may not correlate with the value of the underlying instrument or the fund’s other investments. Gains or losses involving some futures, options and other derivatives may be substantial — in part because a relatively small price movement in these instruments may result in an immediate and substantial gain or loss for the fund. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Options are subject to the risk that the underlying security or asset does not rise sufficiently above the exercise price to cover the premium and transaction costs. Swap agreements subject a fund to the risk that the counterparty to the transaction may not meet its obligations. The fund also bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

•
Emerging Market Risk  - Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

•
Equity Securities Risk - The risk that events negatively affecting issuers of equity securities, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and as such, the value of the fund’s shares. Investments in a particular style (such as growth or value) or in small or medium-size companies may enhance this risk.

•
Event Driven Strategies Risk - The fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the fund’s performance.

•
Exchange-Traded Fund Risk  - The risks of owning an exchange-traded fund (ETF) generally reflect the risks of owning the underlying securities they are designed to track, although the price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs also have management fees, which increase their cost, and may trade in the secondary market at a discount to the net asset value of the fund.

•
Foreign Securities Risk - The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•
Foreign Currency Risk - Because the fund may invest in securities denominated in foreign currencies, the fund may be subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

•
Foreign Currency Transaction Risk - Non-U.S. currency forward contracts, futures contracts, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the fund’s position. Forward contracts are not guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the fund. In respect of such trading, the fund is subject to the risk of counterparty failure or the inability of or refusal by a counterparty to perform with respect to such contracts.

•
Global Macro Strategies Risk - The success of a global macro investment strategy depends upon the subadvisor’s ability to identify and exploit perceived fundamental, economic, financial and political imbalances that may exist in and between markets throughout the world. Identification and exploitation of such imbalances involves significant uncertainties. There can be no assurance that the fund will be able to locate investment opportunities or to exploit such imbalances. In the event that the theses underlying the fund's positions fail to be borne out in developments expected by the advisor and/or the subadvisors, the fund may incur losses, which could be substantial.

•
Investment Model Risk - Securities selected using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of quantitative models will result in effective investment decisions for the fund.

•
Leverage Risk - Leverage in the fund's portfolio can be created from borrowing or utilizing certain types of transactions or instruments such as derivatives and short selling.  Leverage can result in losses to the fund that exceed the amount originally invested and may amplify changes in the fund's net asset value.  Leverage may also impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility.

•
Liquidity Risk - The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions, it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Liquidity risk is more pronounced for the fund than for funds that invest primarily in other types of securities. In addition, when the market for certain investments is illiquid, the fund may be unable to achieve its desired level of exposure to a certain sector. Illiquid securities may also be difficult to value.

•	Market Risk - The value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably.

•
Multi-Manager Risk - Fund performance is dependent upon the success of the advisor and subadvisors in implementing the fund’s investment strategies in pursuit of its goal.  The fund’s performance will depend on the success of the advisor’s methodology in allocating the fund’s assets to subadvisors and its selection and oversight of subadvisors.  To the extent the subadvisors’ investment styles are not complimentary to each other, the fund’s performance could be negatively affected.  In addition, subadvisors could enter into conflicting transactions (e.g. one subadvisor purchasing a security at the same time another subadvisor sells the same security or the fund taking a long position in a security it has also sold short), which depending on the performance of such securities and the economic environment, could be beneficial or detrimental to the fund's performance.  Multi-manager strategies can increase a fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.  Some subadvisors may have limited experience managing mutual funds, which, unlike other funds these subadvisors manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

•
Redemption Risk - The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•
Risk Management - No management program can eliminate the fund’s exposure to market risk. Although the fund is managed in an effort to reduce the effects of market risk on the fund, there is no guarantee that the fund will successfully manage the risks associated with its investments.

•
Short Sales Risk - If the market price of a security increases after the fund borrows the security to sell short, the fund will suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security.

•	Small and Medium-Sized Company Risk - The small and medium-sized companies in which the fund invests may be more volatile and subject to greater risk than larger companies.

•
Valuation Risk - The sales price of a security may well differ - higher or lower - from the fund’s last valuation of such security, and the difference could be significant, particularly for illiquid securities and/or markets that experience extreme volatility. If a particular security trades in a thin market (a market with a low number of buyers and sellers), prices for such security may be more volatile and such security may be more difficult to value, since there are fewer transactions taking place in the marketplace. If market conditions exist that cause the fund to fair-value certain securities, investors who purchase or redeem shares on days the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds than if the fund had not fair-valued securities or used a different valuation methodology.

•	Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (Q3 2017): 4.24% Lowest Performance Quarter (Q1 2016): -1.81%

Average Annual Total Returns For the calendar year ended December 31, 2017	1 year	Since Inception	Inception Date
Investor Class Return Before Taxes	9.54%	4.94%	10/30/2015
Return After Taxes on Distributions	8.53%	4.33%	10/30/2015
Return After Taxes on Distributions and Sale of Fund Shares	5.80%	3.61%	10/30/2015
I Class Return Before Taxes	9.82%	5.13%	10/30/2015
Y Class[1] Return Before Taxes	10.00%	5.27%	04/10/2017
A Class Return Before Taxes	3.07%	1.87%	10/30/2015
C Class Return Before Taxes	8.44%	3.88%	10/30/2015
R Class Return Before Taxes	8.99%	4.41%	10/30/2015
R6 Class Return Before Taxes	10.00%	5.27%	10/30/2015
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	9.98%	4.01%	10/30/2015
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	23.97%	12.93%	10/30/2015
1 Historical performance for the Y Class prior to its inception is based on the performance of R6 Class shares, which have the same expenses as the Y Class shares. Since inception performance for the Y Class is based on the R6 Class inception date.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor (Manager Selection, Asset Allocation and Security Selection)
American Century Investment Management, Inc.
Portfolio Manager
Cleo Chang, Senior Vice President and Head of Alternative Investments, has managed the fund since 2017.
Subadvisors (Security Selection)
Columbia Management Investment Advisers, LLC
Sirios Capital Management, L.P.
Three Bridges Capital, LP
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for Y or R6 Class shares.
For the Investor, A, C, R and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Employer-sponsored retirement plans are not eligible to invest in the I or Y Class.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y and R6 Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SUM-93232 1803